UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 30, 2005
                                                     -------------------

                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

           001-13388                                   35-1931722
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    (Commission File Number)                (IRS Employer Identification No.)


         111 Monument Circle, 29th Floor
               Indianapolis, Indiana                             46204
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) Guido J. Neels is retiring as Chief Operating Officer of Guidant Corporation (the "Company") effective November 30, 2005. He will serve as special advisor to the Chairman of the Board of Directors until the end of the year, including representing the Company's interests in the Advanced Medical Technology Association, the world's largest medical technology association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GUIDANT CORPORATION


Dated: November 30, 2005                     By: /s/ Keith E. Brauer
                                                 -------------------------------
                                             Name:  Keith E. Brauer
                                             Title: Vice President, Finance and
                                                    Chief Financial Officer